Exhibit 10.3
6300 Diagonal Highway
Boulder, CO 80301
November 1, 2008
Mr. Mike Harrison
Brocade Communications Systems, Inc.
1745 Technology Drive
San Jose, CA 95110
Subject: Amendment 36 to SOW#1 of the IBM/Brocade Goods Agreement ROC-P-68
This letter (the “Amendment”) serves as Amendment Number 36 to SOW#1, including all amendments thereto (“SOW#1”) of the Goods Agreement ROC-P-68 (the “Agreement”), which the parties hereto do mutually agree to amend as follows
1.	Exhibit A of the SOW#1 is hereby deleted in its entirety and replaced with Exhibit A attached hereto.
The effective date of this Amendment shall be the date on the top of this Amendment (the “Effective Date”).
The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. All capitalized terms not defined herein shall have the meaning set forth in the Goods Agreement or the SOW #1. All other terms and conditions of the Goods Agreement and SOW#1 that are unaffected by the revisions set forth in this Amendment shall remain in full force and effect. Further, the parties agree that this Amendment and the Goods Agreement and SOW#1 are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreement, oral or written, and all other communications between the parties relating to this subject.

Accepted and Agreed To: International Business Machines Corporation	Accepted and Agreed To: Brocade Communications Systems, Inc.

By:	By:
Authorized Signature Date	Authorized Signature Date

Type or Print Name	Type or Print Name

Title & Organization	Title & Organization

Address:	Address:	1745 Technology Drive
San Jose, CA 95110

Amendment 36 to SOW 1 Confidential Information	Page 1 of 27

Accepted and Agreed To: Brocade Communications Switzerland, SarL

By:
Authorized Signature Date

Type or Print Name

Title & Organization

Amendment 36 to SOW 1 Confidential Information	Page 2 of 27

AMENDMENT 36 TO SOW-1
EXHIBIT A

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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 36 to SOW 1 Confidential Information	Page 16 of 27

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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 36 to SOW 1 Confidential Information	Page 17 of 27

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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 36 to SOW 1 Confidential Information	Page 18 of 27

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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 36 to SOW 1 Confidential Information	Page 19 of 27

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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 36 to SOW 1 Confidential Information	Page 20 of 27

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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 36 to SOW 1 Confidential Information	Page 21 of 27

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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 36 to SOW 1 Confidential Information	Page 22 of 27

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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 36 to SOW 1 Confidential Information	Page 23 of 27

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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 36 to SOW 1 Confidential Information	Page 24 of 27

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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 36 to SOW 1 Confidential Information	Page 25 of 27

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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 36 to SOW 1 Confidential Information	Page 26 of 27

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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 36 to SOW 1 Confidential Information	Page 27 of 27